UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2007

BERRY PLASTICS HOLDING CORPORATION (Exact name of Registrant as specified in its charter)	BERRY PLASTICS CORPORATION (Exact name of Registrant as specified in its charter)
Delaware (State of Incorporation)	Delaware (State of Incorporation)
033-75706 (Commission File Numbers)
35-1814673 (I.R.S. Employer Identification No.)	35-1813706 (I.R.S. Employer Identification No.)
101 Oakley Street Evansville, Indiana (Address of principal executive offices)	47710 (Zip Code)
(812) 424-2904 (Registrant’s telephone number, including area code)
BPC HOLDING CORPORATION (Former Name or Former Address, if Changed Since Last Report)	N.A. (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 3, 2007, Berry Plastics Group, Inc. (“Berry Group”), the ultimate parent entity of Berry Plastics Holding Corporation (“Berry Holding”) and Berry Plastics Corporation, and Covalence Specialty Materials Holding Corp. (“Covalence Holding”), the ultimate parent entity of Covalence Specialty Materials Corp. (“CSMC”), completed their previously announced stock-for-stock merger (the “Holdco Merger”). Ira Boots is the Chairman and Chief Executive Officer, and Brent Beeler is the Chief Operating Officer, of the combined company, which is now known as Berry Plastics Group, Inc. (“New Berry Group”). Kip Smith, the former Chief Executive Officer of Covalence, will continue to run the Covalence businesses.

Immediately following the Holdco Merger, New Berry Group contributed Berry Holding to CSMC (the “Contribution”). In connection therewith, certain subsidiaries of Berry Holding became guarantors of CSMC’s Senior Subordinated Notes due 2016 (the “Covalence Notes”) pursuant to the supplemental indenture (the “CSMC First Supplemental Indenture”) to the indenture dated as of February 16, 2006 governing the Covalence Notes (the “CSMC Indenture”). Immediately following the Contribution, CSMC merged (the “Opco Merger”) with and into Berry Holding (“New Berry Holding”). In connection with the Opco Merger, New Berry Holding assumed the obligations under the Covalence Notes pursuant to the supplemental indenture (the “CSMC Second Supplemental Indenture”) to the CSMC Indenture and CSMC First Supplemental Indenture.

New Berry Holding will remain the primary obligor in respect of Berry Holding’s Second Priority Senior Secured Fixed Rate Notes due 2014 and Second Priority Senior Secured Floating Rate Notes due 2014 (collectively, the “Second-Lien Notes”) and Berry Holding’s Senior Subordinated Notes due 2016 (the “Senior Subordinated Notes”). Following the Opco Merger, certain CSMC subsidiaries guaranteed the Second-Lien Notes pursuant to the supplemental indenture (the “Berry Holding Second-Lien Second Supplemental Indenture”) to the indenture and first supplemental indenture governing the Second-Lien Notes and became a party to the collateral agreement covering the Second-Lien Notes (the agreement pursuant to which the subsidiaries became a party, the “Collateral Supplement”). Such CSMC subsidiaries also guaranteed the Senior Subordinated Notes pursuant to the supplemental indenture (the “Berry Holding Senior Subordinated Second Supplemental Indenture”) to the indenture and first supplemental indenture governing the Senior Subordinated Notes.

On April 3, 2007, CSMC entered into, and New Berry Holding, upon the Opco Merger, succeeded to CSMC’s rights and obligations under a (i) $400 million amended and restated revolving credit agreement (the “Revolving Facility”) with New Berry Group, certain domestic subsidiaries of CSMC party thereto from time to time, Bank of America, N.A. (“Bank of America”), as collateral agent and administrative agent, the lenders party thereto from time to time, and the financial institutions named thereto, and a (ii) $1.2 billion second amended and restated term loan credit agreement (the “Term Loan Facility” and, together with the Revolving Facility, the “Facilities”) with New Berry Group, Credit Suisse, Cayman Islands Branch (“Credit Suisse”), as collateral and administrative agent, the lenders party thereto from time to time, and the other financial institutions party thereto.

Pursuant to the Facilities, on April 3, 2007, CSMC entered into, and New Berry Holding, upon the Opco Merger, succeeded to CSMC’s rights and obligations under (i) a second amended and restated first lien guarantee and collateral agreement (the “Collateral Agreement”) with New Berry Group, certain subsidiaries identified as parties thereto, and Bank of America and Credit Suisse as collateral agents, and (ii) an amended and restated intercreditor agreement (the “Intercreditor Agreement”) with New Berry Group, certain subsidiaries identified as parties thereto, Bank of America and Credit Suisse in their capacity as first lien agents, and Wells Fargo Bank, N.A., as trustee.

The administrative agents and certain of the parties to the Facilities and certain of their respective affiliates have performed in the past, and may perform in the future, banking, investment banking and other advisory services for Berry Holding and its affiliates from time to time for which they have received, and will receive, customary fees and expenses.

Subject to obtaining commitments from the lenders and satisfying other conditions specified in the Revolving Facility, the borrowers may increase the aggregate availability under the facility by $150 million. The Revolving Facility has an initial term of six years and, unless extended, all outstanding borrowings will be due and payable on April 3, 2013.

Borrowings under the Revolving Facility will bear interest, at the borrowers’ option, calculated according to a base rate or a Eurodollar rate, as the case may be, plus an applicable margin. The applicable margin for a base rate borrowing is 0.00%. Depending on the quarterly average daily availability, the applicable margin on a Eurodollar borrowing can range from 1.00% to 1.75%.

The borrowers under the Revolving Facility will also be required to pay a commitment fee equal to 0.25% per annum if the average daily amount of the aggregate available unused commitments is less than 50% of the total commitments, and 0.30% otherwise.

The Revolving Facility contains customary representations, warranties and covenants for a transaction of this type. Under the Revolving Facility, New Berry Holding must maintain a consolidated fixed charge coverage ratio of at least 1.00 to 1.00 during any period when availability under the Revolving Facility falls below 10 percent and for ten consecutive days after availability exceeds 10 percent.

Subject to obtaining commitments from the lenders and satisfying other conditions specified in the Term Loan Facility, New Berry Holding may increase the aggregate availability under the Term Loan Facility by up to an amount equal to the greater of (i) $600 million and (ii) an aggregate principal amount such that the total net first lien leverage ratio of New Berry Holding does not exceed 4.00:1.00. The Term Loan Facility has an initial term of eight years and, unless extended, all outstanding borrowings will be due and payable on April 3, 2015.

Borrowings under the Term Loan Facility will bear interest, calculated according to a base rate or a Eurodollar rate, at New Berry Holding’s option, plus an applicable margin. The applicable margin for a base rate borrowing is 1.00%. The applicable margin on a Eurodollar borrowing is 2.00%.

The Term Loan Facility contains customary representations, warranties and covenants for a transaction of this type. It does not include any financial maintenance covenants.

Each of the Facilities contains customary events of default, including a cross default provision and a change in control provision. In the event of a default, the applicable administrative agent may, with the consent of the requisite lenders, or will, at the request of requisite lenders, declare the obligations under the relevant Facility immediately due and payable. For certain events of default relating to insolvency and receivership, the commitments of the lenders are automatically terminated and all outstanding obligations become due and payable.

As of the date hereof, borrowings under the Term Loan Facility total $1.2 billion. The foregoing summary of the Facilities is not complete and is qualified in its entirety by reference to the Revolving Facility, Term Loan Facility, the Collateral Agreement, and the Intercreditor Agreement, copies of which are filed as Exhibit 10.1(a), Exhibit 10.1(b), Exhibit 1(c), and Exhibit 1(d), respectively, to this report and are incorporated herein by reference.

The foregoing summary of the supplemental indentures is not complete and is qualified in its entirety by reference to the CSMC Indenture, CSMC First Supplemental Indenture, the CSMC Second Supplemental Indenture, the Berry Holding Second-Lien Second Supplemental Indenture, the Berry Holding Senior Subordinated Second Supplemental Indenture, and the Collateral Supplement, copies of which are filed as Exhibits 10.1(e), 10.1(f), 10.1(g), 10.1(h), 10.1(i) and 10.1(j) and are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory

On April 3, 2007, in connection with the Holdco Merger, Mr. Kip Smith was appointed President of our Covalence Division. Mr. Smith, age 51, had served as President, Chief Executive Officer and Director of Covalence Holding since June 2006. From June 2005 to June 2006, Mr. Smith served as Divisional President for Hexion Specialty Chemicals, Inc., a global manufacturer of thermoset resins. From September 2004 to May 2005, Mr. Smith served as President and Chief Operating Officer of Resolution Performance Products LLC, a company affiliated with Apollo Management, L.P., that is a global supplier of epoxy resins and a global manufacturer of versatic acids and derivatives. Resolution Performance Products LLC combined with two other entities to form Hexion Specialty Chemicals, Inc. From March 2004 to September 2004, Mr. Smith was retired. From February 2002 to February 2004, Mr. Smith was Chief Executive Officer and Director of NxtPhase Corporation, a company that develops, manufactures and markets optical sensors and digital protection/recording solutions. NxtPhase entered into receivership under Canadian law in March 2004. From December 2001 until January 2002, Mr. Smith was a self-employed consultant. From September 1998 to November 2001, Mr. Smith served in several capacities, including President, Chief Operating Officer and director, at Ballard Power Systems, a company that designs, developments and manufactures zero-emission proton exchange membrane (PEM) fuel cells. Prior to September 1998, Mr. Smith held various positions at The Dow Chemical Company, serving most recently as Business Vice President—Specialty Chemicals.

Mr. Smith’s employment will be governed by his employment agreement with Covalence Holding, entered into on May 26, 2006. The employment agreement provides for an initial term of five years. Following completion of the initial term, the term is automatically renewed for successive one-year terms unless written notice is given by either party at least 90 days prior to the expiration for the applicable term. Under the employment agreement, Mr. Smith is entitled to receive a base salary of $600,000, which may be increased annually. Mr. Smith is also eligible to receive an annual targeted bonus in an amount equal to 75% of his annual base salary, which amount may be higher or lower based on his performance. In addition, pursuant to the Holdco Merger, Mr. Smith’s 91,772 options to purchase Covalence Holding common stock were converted into options to acquire common stock of New Berry Group.

Mr. Smith’s employment agreement also provides for a severance payment equal to his base salary, divided by 18 for 18 months following a termination of his employment for good reason or without cause (each, as defined in the agreement). Mr. Smith’s severance payment is increased to 24 months if his employment is terminated for good reason or without cause within one year of a change in control (as defined in the agreement). The employment agreement also contains confidentiality, non-solicitation and non-competition provisions.

Mr. Smith’s employment agreement is filed as Exhibit 10.1(k) hereto and incorporated herein by reference.

Item 8.01 Other Events

The information set forth in first two paragraphs of Item 2.03 above is incorporated by reference into this Item 2.03.

A press release issued by Berry Group and Covalence Holding is filed as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1(a)

U.S. $400,000,000 Amended and Restated Credit Agreement, dated as of April 3, 2007, by and among Covalence Specialty Materials Corp., Berry Plastics Group, Inc., certain domestic subsidiaries party thereto from time to time, Bank of America, N.A., as collateral agent and administrative agent, the lenders party thereto from time to time, and the financial institutions party thereto.

10.1(b)

U.S. $1,200,000,000 Second Amended and Restated Credit Agreement, dated as of April 3, 2007, by and among Covalence Specialty Materials Corp., Berry Plastics Group, Inc., Credit Suisse, Cayman Islands Branch, as collateral and administrative agent, the lenders party thereto from time to time, and the other financial institutions party thereto.

10.1(d)

Amended and Restated Intercreditor Agreement by and among Berry Plastics Group, Inc., Covalence Specialty Materials Corp., certain subsidiaries identified as parties thereto, Bank of America, N.A. and Credit Suisse, Cayman Islands Branch as first lien agents, and Wells Fargo Bank, N.A., as trustee.

10.1(e)	Indenture dated as of February 16, 2006, among Covalence Specialty Materials Corp., the guarantors named therein and Wells Fargo Bank, National Association, as trustee.
10.1(f)

First Supplemental Indenture dated as of April 3, 2007, among Covalence Specialty Materials Corp. (or its successor), the guarantors identified on the signature pages thereto and Wells Fargo Bank, National Association, as trustee.

10.1(g)

Second Supplemental Indenture dated as of April 3, 2007, among Covalence Specialty Materials Corp. (or its successor), Berry Plastics Holding Corporation, the guarantors identified on the signature pages thereto and Wells Fargo Bank, National Association, as trustee.

10.1(h)

Second Supplemental Indenture dated as of April 3, 2007, among Berry Plastics Holding Corporation (or its successor), the existing guarantors identified on the signature pages thereto, the new guarantors identified on the signature pages thereto and Wells Fargo Bank, National Association, as trustee.

10.1(i)

Second Supplemental Indenture dated as of April 3, 2007, among Berry Plastics Holding Corporation (or its successor), the existing guarantors identified on the signature pages thereto, the new guarantors identified on the signature pages thereto and Wells Fargo Bank, National Association, as trustee.

10.1(j)

Supplement No. 1 dated as of April 3, 2007 to the Collateral Agreement dated as of September 20, 2006 among Berry Plastics Holding Corporation, each subsidiary identified therein as a party and Wells Fargo Bank, National Association, as collateral agent.

10.1(k)	Employment Agreement dated May 26, 2006 between Covalence Specialty Materials Corp. and Layle K. Smith
99.1	Press release issued by Berry Group, Inc. and Covalence Specialty Materials Holding Corporation on April 3, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERRY PLASTICS HOLDING CORPORATION BERRY PLASTICS CORPORATION

Date: April 9, 2007	By:	/s/ James M. Kratochvil
Name: James M. Kratochvil Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary of the entities listed above

Exhibit Index

Exhibit No.	Description
10.1(a)

U.S. $400,000,000 Amended and Restated Credit Agreement, dated as of April 3, 2007, by and among Covalence Specialty Materials Corp., Berry Plastics Group, Inc., certain domestic subsidiaries party thereto from time to time, Bank of America, N.A., as collateral agent and administrative agent, the lenders party thereto from time to time, and the financial institutions party thereto.

10.1(b)

U.S. $1,200,000,000 Second Amended and Restated Credit Agreement, dated as of April 3, 2007, by and among Covalence Specialty Materials Corp., Berry Plastics Group, Inc., Credit Suisse, Cayman Islands Branch, as collateral and administrative agent, the lenders party thereto from time to time, and the other financial institutions party thereto.

10.1(d)

Amended and Restated Intercreditor Agreement by and among Berry Plastics Group, Inc., Covalence Specialty Materials Corp., certain subsidiaries identified as parties thereto, Bank of America, N.A. and Credit Suisse, Cayman Islands Branch as first lien agents, and Wells Fargo Bank, N.A., as trustee.

10.1(e)	Indenture dated as of February 16, 2006, among Covalence Specialty Materials Corp., the guarantors named therein and Wells Fargo Bank, National Association, as trustee.
10.1(f)

First Supplemental Indenture dated as of April 3, 2007, among Covalence Specialty Materials Corp. (or its successor), the guarantors identified on the signature pages thereto and Wells Fargo Bank, National Association, as trustee.

10.1(g)

Second Supplemental Indenture dated as of April 3, 2007, among Covalence Specialty Materials Corp. (or its successor), Berry Plastics Holding Corporation, the guarantors identified on the signature pages thereto and Wells Fargo Bank, National Association, as trustee.

10.1(h)

Second Supplemental Indenture dated as of April 3, 2007, among Berry Plastics Holding Corporation (or its successor), the existing guarantors identified on the signature pages thereto, the new guarantors identified on the signature pages thereto and Wells Fargo Bank, National Association, as trustee.

10.1(i)

Second Supplemental Indenture dated as of April 3, 2007, among Berry Plastics Holding Corporation (or its successor), the existing guarantors identified on the signature pages thereto, the new guarantors identified on the signature pages thereto and Wells Fargo Bank, National Association, as trustee.

10.1(j)

Supplement No. 1 dated as of April 3, 2007 to the Collateral Agreement dated as of September 20, 2006 among Berry Plastics Holding Corporation, each subsidiary identified therein as a party and Wells Fargo Bank, National Association, as collateral agent.

10.1(k)	Employment Agreement dated May 26, 2006 between Covalence Specialty Materials Corp. and Layle K. Smith
99.1	Press release issued by Berry Group, Inc. and Covalence Specialty Materials Holding Corporation on April 3, 2007.